Corporate Overview June 2025 Exhibit 99.1

Legends Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties of OnKure Therapeutics, Inc. (“OnKure” or the “Company”). All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the potential of, and expectations and plans regarding, OnKure’s product candidates and programs, including OKI-219; the potential of PI3KaMUT inhibitor-based therapies; OnKure’s ability to advance additional programs; planned expansion combination arms; the expected milestones and timing of such milestones, including for OKI-219 and its discovery programs; and statements regarding OnKure’s financial position, including its cash runway. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “intend,” “may,” “plan,” “potentially” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: OnKure’s limited operating history; the significant net losses incurred since inception; the ability to raise additional capital to finance operations; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, OnKure’s product candidates; the outcome of preclinical testing and early clinical trials for OnKure’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements and the potential that the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials; OnKure’s limited resources; the risk of adverse events, toxicities or other undesirable side effects; potential delays or difficulties in the enrollment or maintenance of patients in clinical trials; the decision to develop or seek strategic collaborations to develop OnKure’s current or future product candidates in combination with other therapies and the cost of combination therapies; OnKure’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the substantial competition OnKure faces in discovering, developing, or commercializing products; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of OnKure to protect its intellectual property and proprietary technologies; the scope of any patent protection OnKure obtains or the loss of any of OnKure’s patent protection; developments relating to OnKure’s competitors and its industry, including competing product candidates and therapies; reliance on third parties, contract manufacturers, and contract research organizations; legislative, regulatory, political and economic developments and general market conditions; and other risks. Information regarding the foregoing and additional risks may be found in the section titled “Risk Factors” in documents that OnKure files from time to time with the Securities and Exchange Commission. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Investment Highlights OnKure is developing a best-in-class portfolio of highly mutant-selective PI3Kα inhibitors designed to preserve wild-type PI3Kα while effectively targeting the majority of PI3Kα-mutated cancers PI3Kα is the most frequently mutated oncogene Highly selective, targeted therapies offer the potential for significant improvement in patient outcomes OKI-219 is a PI3KaH1047R mutant selective inhibitor being evaluated in a Phase 1 trial as a monotherapy and in combination with fulvestrant in breast cancer Preclinical pipeline includes: PI3Ka PAN and PI3Ka E542K, E545K programs Cash and investments expected to provide funding through multiple clinical milestones and runway into Q4 2026

Nicholas Saccomano, Ph.D. President and Chief Executive Officer Leadership Team with Proven Experience Samuel Agresta, M.D., MPH Chief Medical Officer Rogan Nunn, J.D. General Counsel and Secretary Robbie Alton, Pharm SVP of Clinical Operations James Blake, Ph.D. SVP of Computational Drug Discovery Jason Leverone Chief Financial Officer Mark L. Boys, Ph.D. SVP of Discovery Chemistry Dylan Hartley, Ph.D. Chief Scientific Officer Jim Wong, Ph.D. VP of Biological Sciences Ann Howell, Pharm.D. VP of Regulatory Affairs Kevin S. Litwiler, Ph.D. SVP of DMPK and Clinical Pharmacology Aaron Goodwin, Ph.D. VP of Pharmaceutical Sciences and Supply Chain Qian Zhao, Ph.D. VP and Distinguished Fellow

Mutant-Selective PI3Kα Inhibitors

Targeting the Majority of PI3Kα-mutated Cancers While Preserving Wild-type PI3Kα

PI3Kα mutant specific portfolio

Program/Target	Indication(s)	Discovery	Preclinical	Clinical	Current Status	Next Anticipated Milestone
OKI-219 PI3Kα H1047R mutant-selective inhibitor	Breast cancer & solid tumors	PIKture-01 Trial			Phase 1 enrolling	Data Update (2H 2025)
OKI-TBD PI3Kα PAN mutant-selective inhibitor	Solid tumors & breast cancer				Candidate selection	Select candidate (2H 2025)
OKI-TBD PI3Kα E542K, E545K mutant-selective inhibitor	Solid tumors & breast cancer				Active discovery	Select candidate (2026)

OnKure® THERAPEUTICS

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PI3Kα: The Most Commonly Mutated Oncogene

A Need for Highly Selective Mutant Inhibitors that Improve Efficacy and Safety

PI3Kα: A validated target in HR+ MBC

- Three approved drugs
  (alpelisib, capivasertib, and inavolisib)
- However, on-target toxicity of inhibiting wild type significantly limits dosing and decreases quality of life[5,6]

OnKure is developing mutant-selective inhibitors designed to preserve wild-type

- **PI3Kα^{H1047R*}** OKI-219, in Phase 1
- **PI3Kα ^{PAN}** candidate selection 2H 2025
- **PI3Kα $^{E542K, E545K}$** active discovery

US Patient Population[1]



50,000
40,000
30,000
20,000
10,000
0
Patient Population
H1047X
E542/5
Other
1L
2L
3L
HR+ mBC
Other
solid tumors 2

*PI3Kα^{H1047R} is the most common hot spot mutation[3] present in ~15% of breast and ~4% of all human cancers[4]

1. Data from Tumor portal; ACS Cancer Facts and Figures; Sanger COSMIC database and cBioPortal and Independent market analysis.
2. Estimate of Salvage Therapy patients based on cancer Deaths (US Patients; ACS cancer facts and figures, Globecan)
3. 1 Kandoth, C., McLellan, M., Vandin, F. et al. Nature 502, 333–339 (2013); http://www.tumorportal.org/#gene
4. https://cancer.sanger.ac.uk/cosmic/gene/analysis?ln=PIK3CA#references
5. Fritsch et al Mol Cancer Ther; 13(5) May 2014, 6. Juric et al, JCO, 36 (13), 2018

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Next-Gen PI3Kα Mutant-Targeting Landscape

Mutant-Selectivity is Necessary to Drive Improved Efficacy and Safety



PI3Kα^{H1047R} Inhibitors

- Phase 1: OKI-219
- Highly selective; wide therap. index preclinically

ATP Site Competitive Inhibitors

- Alpelisib approved
- Inavolisib approved

Non-Mutation Site Allosteric Inhibitors

- Phase 1: RLY-2608 & STX-478
- Single-digit selectivity
- Initial proof of concept data

PI3K$\alpha^{E\text{-}mutant}$ Inhibitors

- E-mutation-specific
- No known clinical trials
- OnKure preclinical program

Reported Cell-Based Selectivity for PI3Kα^{H1047R} vs PI3Kα^{WT}

Compound	H1047R
Alpelisib[1]	1
STX-478[1]	8.8
RLY-2608[2]	3.8
OKI-219[3]	**~80**

OnKure THERAPEUTICS

[1] Buckbinder et al Cancer Discov 2023;13:2432–47 [2] Varkaris et al Cancer Discov 2024;14:1–18 [3] OnKure internal data

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PI3KaMUT Inhibitors: Potential Backbone Therapy in Combination with Approved Agents in Breast Cancer SERM: Selective Estrogen Receptor Modulator SERD: Selective Estrogen Receptor Degrader AI: Aromatase Inhibitor ADC: Antibody Drug Conjugate HER2 Cancer Cell Survival & Proliferation PI3Ka AKT Estrogen Receptor Transcription PI3Kai AKTi SERMs SERDs AI CDK4/6i G1 G2 M Cell Cycle S RTK ADCs Her2 mAb Her2-inhibitors

PI3Kα Mutated HR+ MBC: A Major Market Opportunity

PI3Kα^{H1047R} Mutated HR+ Metastatic Breast Cancer: Significant Unmet Need

HR+ accounts for ~70% of all BrCa cases[1]	Current & Near-Term PI3Ki Treatments	Treatable US Population[2]
Adjuvant	NONE	~25K
1st Line	**INAVOLISIB** + palbociclib + fulvestrant	~9K
2nd Line	**ALPELISIB** + fulvestrant **CAPIVASERTIB** + fulvestrant	~5.5K

OKI-219: Targeted for Development Across Adjuvant & MBC

Properties of OKI-219 suggest potential to demonstrate safety and efficacy in **both adjuvant and metastatic settings**

[1]https://seer.cancer.gov/statfacts/html/breast-subtypes.html
[2]Third party research

OnKure® THERAPEUTICS

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OKI-219: Multiple Development Opportunities

The Potential to Reach Across Multiple Lines of Therapy

$PI3K\alpha^{H1047R}$ Mutant-Selective Drugs: Development into Poorly Served Markets

	Current & Near-Term PI3Ki Treatments	OKI-219 Development Opportunities (Start in Metastatic and Advance to Adjuvant)	
Adjuvant	**NONE** (AI +/- CDK4/6)	**OKI-219 vs. Placebo (SOC)** (AI+CDK4/6 Combo)	
1st Line	**INAVOLISIB** + palbociclib + fulvestrant	**OKI-219 vs. Placebo (SOC)** *>12 months prior AI+ CDK4i* (AI+CDK4/6 Combo)	**OKI-219 vs. Inavolisib** *<12 months prior AI+ CDK4i* (AI+CDK4/6 Combo)
2nd Line	**ALPELISIB** + fulvestrant **CAPIVASERTIB** + fulvestrant	**OKI-219 vs. Placebo (SOC)** *prior inavolisib or alpelisib* OKI-219 + SERD	**OKI-219 vs. alpelisib/capivasertib** OKI-219 + next gen SERD

OKI-219 Approval Strategy

OnKure THERAPEUTICS

SOC: Standard of Care

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Preclinical Safety and Efficacy Profile Shows High Potential

Safety

OKI-219 has been well-tolerated with lack of glycemic effects

Wide therapeutic margin in GLP studies

Brain Penetration

Demonstrated excellent brain exposure & CNS activity

Combinability

OKI-219 shows preclinical efficacy at low doses in single-agent, SOC combinations and with novel therapeutics approaching approval

Selectivity/ Efficacy

OKI-219 highly mutant-selective (~80X for H1047R vs. wt) inhibition leads to superior efficacy

Potential for superior target coverage at accessible tolerated doses

Overcomes Resistance

Overcomes PI3Kα^{H1047R} driven resistance in combination with tucatinib or trastuzumab



OnKure® THERAPEUTICS

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Preclinical Safety and Efficacy Profile Shows High Potential Safety Combinability Overcomes Resistance Brain Penetration Selectivity/ Efficacy

PIKture-01 Study Design BOIN: Bayesian Optimal Interval Design; DOR: Duration of Response; ORR: Objective Response Rate; PFS: Progression Free Survival; PAD: Pharmacologically Active Dose; PD: Pharmacodynamics, PK: Pharmacokinetics; R: Randomization; RP2D: Recommended Phase 2 Dose; SOC: Standard of Care. NCT:06239467 Metastatic HER2+Breast Cancer PI3KH1047R mutation Metastatic HR+HER2-Breast Cancer PI3KH1047R mutation 300 mg* OKI-219 Monotherapy Dose Escalation Advanced Solid Tumors PI3KH1047R mutation Back-fill | N = 5-15 per PAD Part A 600 mg* 1200 mg* 900 mg* 1500 mg* BOIN Design N = 24 *Doses are BID Part B Part C OKI-219 + Fulvestrant Dose Ranging R OKI-219 PAD 1 + Fulvestrant (N=20) Dose Optimization OKI-219 PAD 2 + Fulvestrant (N=20) OKI-219 + Trastuzumab Dose Ranging R OKI-219 PAD 1 + Trastuzumab (N=20) Dose Optimization OKI-219 PAD 2 + Trastuzumab (N=20) Key Eligibility Criteria: PI3KαH1047R advanced solid tumors who received prior SOC Prior PIK3 inhibitors of any kind allowed Treated or untreated asymptomatic brain metastasis allowed HbA1C < 8% allowed Key Endpoints: Safety and tolerability PK, PD, RP2D incorporating Project Optimus1 Anti-tumor activity assessed by ORR by RECIST v1.1, DOR, PFS Patient reported outcomes via EORTC QLQ-C30 score during dose optimization only 1. https://www.fda.gov/regulatory-information/search-fda-guidance-documents/optimizing-dosage-human-prescription-drugs-and-biological-products-treatment-oncologic-diseases

Pharmacokinetics: Highly Developable Candidate Profile EC80 0.1 1.0 10.0 0 2 4 6 8 10 12 Time (hr) OKI-219 Plasma Concentration (µg/mL) 300 mg (n=3) 900 mg (n=4) 600 mg (n=4) Values are geometric means with 90% CI; 12 hr point based on Day 15 pre-dose 0 10 20 30 0 200 400 600 800 1000 AUC AUClast (hr*µg/mL) 0 2 4 6 8 0 200 400 600 800 1000 Cmax Dose (mg) Clast (µg/mL) Parameter 300 mg BID 600 mg BID 900 mg BID Tmax (hr) 2.0 4.0 3.0 Cmax (µg/mL) 1.47 5.33 5.94 AUCtau (hr*µg/mL) 7.55 26.0 30.5 Steady-State OKI-219 PK Estimates Values are geometric means except for Tmax which is median Dose Proportionality (Single Dose) Steady-State OKI-219 Concentrations (Day 15) Steady-state exposures (900 mg BID) show near-continuous coverage Single dose, dose proportional exposure (Cmax, AUC) OKI-219 is rapidly absorbed with modest accumulation CI: Confidence Interval

Only Grade 1 TRAEs Observed Across All Dose Levels No Hyperglycemia, Stomatitis, or Rash Observed at Any Dose OKI-219 is well tolerated across all doses Adverse events were mild and infrequent No DLTs observed No dose interruptions, delays, reductions, or discontinuations for any AEs  300 mg BID n = 3 600 mg BID n = 8 900 mg BID n = 6 ALL Pts n=17 Preferred Term Grade 1 Grade 1 Grade 1 Grade 1 Diarrhoea 0 (0%) 3 (38%) 1 (17%) 4 (24%) Nausea 0 (0%) 1 (13%) 1 (17%) 2 (12%) Pruritus 1 (33%) 1 (13%) 0 (0%) 2 (12%) Anaemia 0 (0%) 1 (13%) 0 (0%) 1 (6%) Fatigue 0 (0%) 1 (13%) 0 (0%) 1 (6%) Data cut-off - October 28, 2024 TRAEs: Treatment Related Adverse Events; DLT: Dose Limiting Toxicities; AEs: Adverse Events

Time on Treatment As of October 28, 2024 Patient 1 Patient 2 13/14 patients at doses ≥600 mg BID remain on study 2/3 patients at 300 mg showed prolonged stable disease Sustained >95% reduction in PIK3CAH1047R ctDNA in 300 mg BID patient who remains on study after >7 months

PIKture-01 Update As of May 6, 2025 PIKture-01 trial Part A Monotherapy Completed dose escalating and closed enrollment in Part A Dose limiting toxicities observed in only one patient to date and at the highest dose level   Mature clinical update expected 2H 2025 PIKture-01 Part B Fulvestrant Combination Nearing the end of the dose escalation portion of Part B No dose limiting toxicities observed to date Initial combination data with fulvestrant expected 2H 2025 It is anticipated that the dose escalation portion of Part B will be completed at the time of the presentation

OKI-219 Strategy: Combine with Targeted Agents Across Breast Cancer HER2 Cancer Cell Survival & Proliferation PI3Ka AKT Estrogen Receptor Transcription G1 G2 M Cell Cycle S RTK Fulvestrant (generic) Camizestrant (AZ) Vepdegestrant (Pfizer) Palazestrant (Olema) Giredestrant (Roche) Imlunestrant (Lilly) OKI-219 OnKure PI3Ka Franchise Trastuzumab (Roche) Trazimera (Pfizer) Pertuzamab (Roche) Tucatinib (Pfizer) Ribociclib (Novartis) Palbociclib (Pfizer) Atirmociclib (Pfizer) Abemaciclib (Lilly) There are several next-generation agents in addition to the drugs noted here

Financial Overview Stock Symbol Common Stock 13.4 million shares of common stock outstanding March 31, 2025 Cash and investments expected to provided funding through multiple clinical data readouts and runway into 4Q 2026 Approximately $96.7 million as of March 31, 2025 NASDAQ: OKUR Cash Runway Cash and Investments As of March 31, 2025

Summary: OnKure is Developing Innovative Precision Medicines for Patients Focused team with remarkable success in precision medicine Ongoing PIKture-01 trial evaluating OKI-219 single agent and in combination with other agents Supported by committed investors Mutation-specific approach to a validated target (PI3Ka) in a large patient population

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